Exhibit 32
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of TerraForm Power, Inc. (the “Company”) on Form 10-Q for the period ended June 30, 2018 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, John Stinebaugh, Chief Executive Officer of the Company, and Matthew Berger, Chief Financial Officer of the Company, certify, to the best of our knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 14, 2018

By:	/s/ JOHN STINEBAUGH
Name:	John Stinebaugh
Title:	Chief Executive Officer
(Principal executive officer)
Date: August 14, 2018

By:	/s/ MATTHEW BERGER
Name:	Matthew Berger
Title:	Chief Financial Officer
(Principal financial officer)